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                                  Exhibit 23.2


                            INDEPENDENT AUDITORS' CONSENT








June 21, 1999


Citizens Bancorp
P.O. Box 30
Corvallis, Oregon  97330-0030

               RE:  CITIZENS BANCORP - FORM S-8 REGISTRATION STATEMENT

To Citizens Bancorp:

          We consent to the incorporation by reference in this Registration Statement of Citizens Bancorp on Form S-8 of the audited financial statements for the years ended December 31, 1997 and December 31, 1996 incorporated by reference in the Annual Report on Form 10-K of Citizens Bancorp for the year ended December 31, 1998.


                                                        /s/

                                               David O. Christensen, C.P.A.